                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                               IKONICS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

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     4) Date Filed:

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

                               IKONICS CORPORATION
                                4832 GRAND AVENUE
                             DULUTH, MINNESOTA 55807
                                 (218) 628-2217

Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders to be held at The Kitchi Gammi Club, 831 E. Superior Street, Duluth, Minnesota, at 1:00 p.m., Central Time, on April 24, 2008.

     The Secretary's Notice of Annual Meeting and the Proxy Statement which follow describe the matters to come before the meeting. During the meeting, we will also review the activities of the past year and items of general interest about the Company.

     We hope that you will be able to attend the meeting in person and we look forward to seeing you. Please mark, date and sign the enclosed proxy and return it in the accompanying envelope as quickly as possible, even if you plan to attend the Annual Meeting. You may revoke the proxy and vote in person at that time if you so desire.

                                        Sincerely,

                                        /s/ William C. Ulland
                                        --------------------------------------
                                        William C. Ulland
                                        Chairman of the Board

March 20, 2008

                               IKONICS CORPORATION

                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 24, 2008

                                   ----------

     The Annual Meeting of Shareholders of IKONICS Corporation will be held at The Kitchi Gammi Club, 831 E. Superior Street, Duluth, Minnesota, at 1:00 p.m., Central Time, on April 24, 2008 for the following purposes:

     1.   To elect six directors for a one-year term.

     2. To transact such other business as may properly be brought before the meeting.

     The Board of Directors has fixed March 6, 2008 as the record date for the meeting, and only shareholders of record at the close of business on that date are entitled to receive notice of and vote at the meeting.

     YOUR PROXY IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. EVEN IF YOU OWN ONLY A FEW SHARES, AND WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID REPLY ENVELOPE AS QUICKLY AS POSSIBLE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO ITS EXERCISE AND RETURNING YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING AND REVOKE THE PROXY.

                                        By Order of the Board of Directors,

                                        /s/Jon Gerlach
                                        -----------------------------------
                                        Jon Gerlach
                                        Secretary

Duluth, Minnesota
March 20, 2008

                                   ----------

                                 PROXY STATEMENT

                                   ----------

                               GENERAL INFORMATION

     The enclosed proxy is being solicited by the Board of Directors of IKONICS Corporation, a Minnesota corporation ("IKONICS" or the "Company"), for use in connection with the Annual Meeting of Shareholders to be held on April 24, 2008 at The Kitchi Gammi Club, 831 E. Superior Street, Duluth, Minnesota, at 1:00 p.m., Central Time, and at any adjournments thereof. Only shareholders of record at the close of business on March 6, 2008 will be entitled to vote at such meeting or adjournment. Proxies in the accompanying form which are properly signed, duly returned to the Company and not revoked will be voted in the manner specified. A shareholder executing a proxy retains the right to revoke it at any time before it is exercised by notice in writing to the Secretary of the Company of termination of the proxy's authority or a properly signed and duly returned proxy bearing a later date.

     The address of the principal executive office of the Company is 4832 Grand Avenue, Duluth, Minnesota 55807 and the telephone number is (612) 628-2217. The mailing of this Proxy Statement and the Board of Directors' form of proxy to shareholders will commence on or about March 20, 2008.

     The Company will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by the use of the mails, certain directors, officers and employees of the Company may solicit proxies by telephone, regular or electronic mail, or personal contact, and have requested brokerage firms and custodians, nominees and other record holders to forward soliciting materials to the beneficial owners of stock of the Company and will reimburse them for their reasonable out-of-pocket expenses in so forwarding such materials.

     The Common Stock of the Company, par value $.10 per share, is the only authorized and issued voting security of the Company. At the close of business on March 6, 2008 there were 2,057,311 shares of Common Stock issued and outstanding, each of which is entitled to one vote. Holders of Common Stock are not entitled to cumulate their votes for the election of directors.

     A plurality of the votes cast is required for election of the director nominees listed under "Election of Directors" in this Proxy Statement. A shareholder voting through a proxy who abstains with respect to any matter is considered to be present and entitled to vote on such matter at the meeting. A shareholder (including a broker) who does not give authority to vote, or withholds authority to vote, on any proposal shall not be considered present and entitled to vote on such proposal.

           SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

     The following table sets forth, as of February 29, 2008, the number of shares of Common Stock beneficially owned by each person who is a beneficial owner of more than 5% of the Common Stock issued and outstanding, by each executive officer named in the Summary Compensation Table, by each director, and by all officers and directors as a group. All persons have sole voting and dispositive power over such shares unless otherwise indicated.

              NAME AND ADDRESS                  NUMBER        PERCENTAGE OF
           OF BENEFICIAL OWNER(1)              OF SHARES   OUTSTANDING SHARES
-------------------------------------------   ----------   ------------------
Directors and executive officers:
   William C. Ulland                          248,030(2)         12.06%
   Charles H. Andresen                         26,289(3)          1.28
   Gerald W. Simonson                         112,973(4)          5.50
   David O. Harris                             89,042             4.34
   Rondi Erickson                              13,098                *
   Leigh Severance                            175,079(5)          8.53
   Claude P. Piguet                            21,675(6)          1.06
   Jon Gerlach                                 11,250(7)             *
   All directors and executive officers (11   709,826(8)         34.18
   persons, including those named above)
Additional Beneficial Owners > 5%
   Joseph R. Nerges                           307,079(9)         14.97

----------
*    Less than one percent.

(1) The address for each of the persons listed below is 4832 Grand Avenue, Duluth, Minnesota 55807, except for Mr. Nerges, whose address is 1726 Bundy Street, Scranton, Pennsylvania 18508.

(2) Includes options to purchase 6,000 shares of Common Stock exercisable within 60 days of February 29, 2008.

(3) Includes options to purchase 2,175 shares of Common Stock exercisable within 60 days of February 29, 2008.

(4) Includes options to purchase 2,175 shares of Common Stock exercisable within 60 days of February 29, 2008.

(5) Includes options to purchase 2,175 shares of Common Stock exercisable within 60 days of February 29, 2008.

(6) Includes options to purchase 3,000 shares of Common Stock exercisable within 60 days of February 29, 2008.

(7) Includes options to purchase 11,250 shares of Common Stock exercisable within 60 days of February 29, 2008.

(8) Includes options to purchase 27,774 shares of Common Stock exercisable within 60 days of February 29, 2008.

(9) Based solely on information contained in filings made by Mr. Nerges with the Securities and Exchange Commission on or prior to February 29, 2008.

                              ELECTION OF DIRECTORS

     The business of the Company is managed under the direction of a Board of Directors, with the number of directors fixed from time to time by the Board of Directors. The Board of Directors has fixed at six the number of directors to be elected to the Board at the 2008 Annual Meeting of Shareholders and has nominated the six persons named below for election as directors, each to serve for a one-year term. Proxies solicited by the Board of Directors will, unless otherwise directed, be voted to elect the six nominees named below.

     Each of the nominees is a current director of the Company and each has indicated a willingness to serve as a director for the one-year term. In case any nominee is not a candidate for any reason, the proxies named in the enclosed form of proxy may vote for a substitute nominee in their discretion.

     All nominees for director, except for Mr. Ulland, meet the independence requirements of The Nasdaq Stock Market, the stock exchange on which the Company's shares trade.

     Following is certain information regarding the nominees for the office of director:

     William C. Ulland, age 67

     Mr. Ulland is Chairman, President and Chief Executive Officer of the Company. He was named IKONICS' Chief Executive Officer in February of 2000 and President in December of 2000. He has been a member of the Company's Board of Directors since 1972 and has served as its Chairman since 1976. Mr. Ulland earned a degree in Geophysical Engineering from the Colorado School of Mines in 1963 and a Master of Science degree in Industrial Administration from Purdue University in 1965. Prior to becoming the Company's Chief Executive Officer, he was involved in mineral development and evaluation as Managing Partner of the American Shield Company and President of Geomines Inc.

     Charles H. Andresen, age 67

     Mr. Andresen was elected as a director of the Company in 1979. Mr. Andresen has been a shareholder in the law firm of Andresen & Butterworth, P.A., in Duluth, Minnesota for the past four years. Prior to being a shareholder in Andresen & Butterworth, P.A., Mr. Andresen was a shareholder in the law firm of Andresen, Haag, Paciotti, & Butterworth, P.A. in Duluth, Minnesota.

     Gerald W. Simonson, age 77

     Mr. Simonson was elected as a director of the Company in 1978. He has been the President of Omnetics Connector Corporation, a manufacturer of microminiature connectors for the electronics industry located in Minneapolis, Minnesota, for more than the past five years.

     David O. Harris, age 73

     Mr. Harris was elected a director of the Company in 1965. He has been President of David O. Harris, Inc., a manufacturer's representative firm in Minneapolis, Minnesota, for more than the past five years.

     Rondi Erickson, age 60

     Ms. Erickson was elected as a director of the Company in 2000. She is the co-owner of Nokomis Restaurant & Bar in Duluth, Minnesota. From October 1999 to February 2006, she was the Chief Executive Officer and a director of Apprise Technologies Inc., a company that develops and sells optical and electronic-based sensor technologies. Prior to joining Apprise, in 1995, Ms. Erickson founded American Science Corporation, a registered FDA manufacturing establishment that provided contract manufacturing and research and development support for a dental pharmaceutical company. Prior to founding American Science, Ms. Erickson founded Bay West, Inc., an environmental services firm, in 1974 and served as its Chief Executive Officer.

     H. Leigh Severance, age 68

     Mr. Severance was elected as a director of the Company in 2000. Mr. Severance has over forty years investment experience as a portfolio manager and security analyst with advisory organizations and a mutual fund, including his own firm, Severance Capital Management, which was founded in 1984 to specialize in micro and small capitalization companies and quantitative portfolio management strategies. He also co-founded Jefferson Capital Management, a large capitalization quantitative investment management company. Prior to 1984, Mr. Severance was a portfolio manager with Cambiar Investors, H.L.Severance, Inc., Founders Asset Management, and J.M. Hartwell & Company. Mr. Severance received a Masters in Business Administration from the University of Chicago in 1963. He also serves on the Board of Directors of two private companies.

COMMITTEES OF THE BOARD OF DIRECTORS AND MEETING ATTENDANCE

     The Board of Directors met four times during fiscal 2007. All incumbent directors attended at least 75% of the meetings of the Board and of the committees on which they served held during the periods for which they served as a director. The Company currently has an Audit Committee, a Compensation Committee and a Nominating Committee.

     The following is a description of the functions performed by each of the
Committees:

Audit Committee

     The Company's Audit Committee presently consists of Messrs. Simonson (Chairman), Andresen, Harris, Severance and Ms. Erickson. All of the members of the Audit Committee are "independent" as that term is defined in the applicable listing standards of The Nasdaq Stock Market. In addition, the Board of Directors has determined that Mr. Simonson is an "audit committee financial expert" as defined by applicable regulations of the Securities and Exchange Commission. The Audit Committee provides assistance to the Board of Directors in fulfilling the Board's duties relating to corporate accounting, reporting practices of the Company and the quality and integrity of the Company's financial reports. Among other things, the Audit Committee selects and appoints the Company's independent registered public accounting firm, meets with the independent registered public accounting firm and financial management to review the scope of the audit and the audit procedures and reviews annually the responsibilities of the Audit Committee and recommends to the Board of Directors any changes to these responsibilities. The responsibilities of the Audit Committee are set forth in the Audit Committee Charter, adopted by the Company's Board of Directors on

February 23, 2004. A copy the Audit Committee Charter was included as Exhibit A to the Proxy Statement for the 2007 Annual Meeting of Shareholders. The Audit Committee met four times during fiscal 2007, once each quarter.

Compensation Committee

     The Company's Compensation Committee presently consists of Messrs. Andresen (Chairman), Simonson, Harris, Severance and Ms. Erickson. All of the members of the Compensation Committee are "independent" as that term is defined in the applicable listing standards of The Nasdaq Stock Market. The Compensation Committee annually reviews and acts upon a compensation package for the Chief Executive Officer and the Company's other executive officers, and sets compensation policy for the other employees of the Company. In addition, the Compensation Committee acts upon management recommendations concerning employee stock options, bonuses and other compensation and benefit plans. The Compensation Committee also administers the IKONICS Corporation 1995 Stock Incentive Plan. The responsibilities of the Compensation Committee are set forth in the Compensation Committee Charter, adopted by the Company's Board of Directors on February 23, 2004. Pursuant to the Compensation Committee Charter, the Committee has authority to delegate any of its responsibilities to subcommittees as the Committee may deem appropriate, provided that the subcommittees are composed entirely of independent directors. A copy of the Compensation Committee Charter was included as Exhibit B to the Proxy Statement for the 2007 Annual Meeting of Shareholders. The Compensation Committee met three times during fiscal 2007.

Nominating Committee

     The Company's Nominating Committee presently consists of Ms. Erickson (Chairperson) and Messrs. Andresen, Simonson, Harris and Severance. All of the members of the Nominating Committee are "independent" as that term is defined in the applicable listing standards of The Nasdaq Stock Market. The purposes of the Nominating Committee are to identify individuals qualified to become Board members and to approve director-nominees to be considered for election by shareholders and for election by the Board to fill any vacancy or newly created directorship. The responsibilities of the Nominating Committee are set forth in the Nominating Committee Charter, which is regularly reviewed on at least an annual basis and is included as Exhibit A to this Proxy Statement. The Nominating Committee was established by the Board of Directors on February 20, 2008 and therefore there were no Nominating Committee meetings during fiscal 2007.

     The Nominating Committee has established a policy with regard to the consideration of any director candidates recommended by the Company's shareholders. The Nominating Committee will consider director candidates recommended by a Company shareholder provided that the shareholder sends the Company a written notice received by the Secretary of the Company that (i) states the name and address of the shareholder identifying the candidate as that information appears on the Company's books and records and the number of shares of the Company owned by the recommending shareholder and (ii) provides the following information about the candidate:

     1.   name, age, and business and residential addresses;

     2.   principal occupation or employment;

     3.   number of shares of the Company beneficially owned;

     4.   statement of the person's citizenship; and

     5. any other information that must be disclosed about nominees in proxy solicitations pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including the candidate's written consent to be named as a nominee and to serve as a director if elected).

     The Company may require any proposed candidate to furnish such other information as may reasonably be required by the Nominating Committee to determine the eligibility of the proposed nominee to serve as a director. Provided a shareholder satisfies the requirements described above, the Nominating Committee will consider director candidates recommended by shareholders in the same manner that it considers all other director candidates. All director candidates must meet certain minimum qualifications established by the Nominating Committee from time to time, and the Nominating Committee will assess the experience, integrity, competence, diversity, skills, and dedication to the Company of all director candidates. Shareholders who wish to suggest qualified candidates should write to the Office of the Corporate Secretary of IKONICS Corporation, at 4832 Grand Avenue, Duluth, Minnesota 55807, stating the information described above and any other relevant details concerning the candidate's qualifications for consideration by the Nominating Committee.

Director Compensation

     As of January 1, 2007, each non-employee director of the Company received a quarterly retainer of $1,500, plus per meeting fees of $1,000 for each meeting of the Board of Directors attended in person, $450 for each meeting of the Board of Directors attended by telephone, $450 for each committee meeting attended in person and $200 for each committee meeting attended by telephone. At the April 26, 2007 board meeting, the Company's standard non-employee director compensation arrangements were changed to a quarterly retainer of $2,000, plus per meeting fees of $2,000 for each meeting of the Board of Directors. Fees are not paid for committee meetings. From time to time, the Company's non-employee directors have been awarded options to purchase the Company's Common Stock under the 1995 Stock Incentive Plan and Mr. Ulland has been awarded stock options under such plan in connection with his position as Chairman, President and Chief Executive Officer. No such grants of stock options have been made since 2003. The following table sets forth the total compensation paid to each director for fiscal 2007. Mr. Ulland did not receive separate compensation for his service as a director during fiscal 2007.

                              DIRECTOR COMPENSATION

        NAME          FEES EARNED OR PAID IN CASH    TOTAL
-------------------   ---------------------------   -------
Charles H. Andresen             $13,500             $13,500
Gerald W. Simonson              $13,500             $13,500
David O. Harris                 $13,500             $13,500
Rondi Erickson                  $13,500             $13,500
H. Leigh Severance              $12,950             $12,950

SHAREHOLDER COMMUNICATION WITH THE BOARD OF DIRECTORS AND DIRECTOR ATTENDANCE AT ANNUAL MEETINGS

     The Board provides a process for shareholders to send communications to the Board or any of the directors. Shareholders may send written communications to the Board of Directors or specified individual directors by addressing their communication to Chief Financial Officer, IKONICS Corporation, 4832 Grand Avenue, Duluth, Minnesota 55807, by U.S. mail. The communications will be collected by the Chief Financial Officer and delivered, in the form received, to the Board or, if so addressed, to a specified director.

     The Company does not have a formal policy regarding attendance by members of the Board of Directors at the Company's Annual Meetings of Shareholders. The Company has always encouraged its directors to attend its annual meeting of shareholders and expects to continue this policy. In 2007, five Company directors attended the Company's Annual Meeting of Shareholders.

                          REPORT OF THE AUDIT COMMITTEE

     The role of the Company's Audit Committee, which is composed of five independent non-employee directors, is one of oversight of the Company's management and the Company's outside auditors in regard to the Company's financial reporting and the Company's controls with respect to accounting and financial reporting. In performing its oversight function, the Audit Committee relied upon advice and information received in its discussions with the Company's management and independent registered public accounting firm.

     At the Annual Meeting of Shareholders of IKONICS Corporation on April 26, 2007, the shareholders ratified the selection of McGladrey & Pullen, LLP as the Company's independent registered public accounting firm as proposed by the Audit Committee and full Board of Directors. The Audit Committee has (i) reviewed and discussed the Company's audited financial statements for the fiscal year ended December 31, 2007 with the Company's management; (ii) discussed with the Company's independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, regarding communication with audit committees (Codification of Statements on Auditing Standards, AU sec. 380); (iii) received the written disclosures and the letter from the Company's independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees); and (iv) discussed with the Company's independent registered public accounting firm that firm's independence.

     Based on the review and discussions with management and the Company's independent registered public accounting firm referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007 for filing with the Securities and Exchange Commission.

                                        AUDIT COMMITTEE
                                        Gerald W. Simonson, Chairman
                                        Charles H. Andresen
                                        David O. Harris
                                        Rondi Erickson
                                        Leigh Severance

PRINCIPAL ACCOUNTING FIRM FEES

     The following table presents fees for professional audit services rendered by McGladrey & Pullen, LLP for the audit of the Company's annual financial statements for 2007 and 2006, and fees billed for other services rendered by McGladrey & Pullen, LLP and their affiliate RSM McGladrey, Inc. for those years.

                          2007      2006
                        -------   -------
Audit Fees(1)           $77,500   $65,500
Audit-Related Fees(2)     5,185     7,400
Tax Fees(3)              13,950    20,180
All Other Fees                0         0
                        -------   -------
Total                   $96,635   $93,080
                        =======   =======

----------
(1) Audit Fees in 2007 and 2006 consist of fees for professional services rendered for the audit of the Company's financial statements and review of financial statements included in the Company's quarterly reports.

(2) Audit-Related Fees are fees principally for professional services rendered for the procedures performed relating to implementation of FIN 48 and potential acquisition discussions.

(3) Tax Fees consist of compliance fees for the preparation of tax returns. Tax fees for 2007 and 2006 include $950 and $5,950 of tax consulting related to state and local tax issues, respectively.

     The Audit Committee's current practice on pre-approval of services performed by the independent registered public accounting firm is to approve annually all audit services and, on a case-by-case basis, all permitted non-audit services to be provided by the independent registered public accounting firm during the fiscal year. The Audit Committee reviews each non-audit service to be provided and assesses the impact of the service on the auditor's independence. In addition, the Audit

Committee may pre-approve other non-audit services during the year on a case-by-case basis.

                               EXECUTIVE OFFICERS

     Following is certain information regarding the current executive officers of the Company other than William C. Ulland:

     Claude P. Piguet, age 50

     Mr. Piguet was named Executive Vice President on December 19, 2000. Previously, he was the Company's Vice President of Operations beginning in May 1994. He was the Company's Director of Operations from January 1992 to May 1994. Mr. Piguet joined the Company in 1990 and holds a diploma of Engineer ETS/HTL from the Ecole D'Ingenieurs de l'Etat de Vaud in Switzerland.

     Jon Gerlach, age 41

     Mr. Gerlach was named Chief Financial Officer, Vice President Finance and Secretary on August 5, 2003. Previously he served as the Finance Manager for Sappi Limited - Cloquet. Prior to working for Sappi, Mr. Gerlach served in various positions with Potlatch's Minnesota Pulp and Paper Division from 1994 to 2002. His most recent position at Potlatch was the Division Manager of Business Planning. Mr. Gerlach has also worked as a Financial Analyst with Maurices Incorporated and with Ernst & Young LLP in their audit department. Mr. Gerlach earned a Masters in Business Administration from the University of Minnesota - Duluth in 2001 and a B.S. in Accounting from St. John's University in 1989.

     Toshifumi Komatsu, age 53

     Mr. Komatsu has been the Company's Vice President of Technology since September 1993. Previously, he served as the Company's Director of Research and Development for two years. Mr. Komatsu has been with the Company's Research and Development Department for over 16 years. His prior experience includes positions in research and development at Alberta Gas Chemicals, a manufacturer of organic acids. He received a B.S. in Chemistry and Mathematics from the College of Saint Scholastica in 1980.

     Robert D. Banks, Jr., age 56

     Mr. Banks has been the Company's Vice President of International Sales since February 1997. Previously, he was the Company's Director of International Sales and Marketing from 1989 to 1997. His prior experience includes positions with Marshall and Ilsley Bank, H & H Exports and the Boy Scouts of America. He received a B.A. in both Economics and Environmental Studies from Northland College in 1976.

     Parnell Thill, age 43

     Mr. Thill has been the Company's Vice President of Marketing since January 2005. Previously, he served as the Company's Marketing Director beginning in 2001. Prior to joining IKONICS, Mr. Thill worked as a marketing executive at The Stanley Works in the Industrial Tools Division. Mr. Thill earned a Masters in Business Administration from St. Thomas University in

2001, a Bachelors in Education from the University of Minnesota - Duluth in 1991, and a Bachelors in English from St. John's University in 1987.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

     The following table sets forth certain information regarding compensation for the fiscal years ended December 31, 2007 and December 31, 2006, provided to the Chief Executive Officer and the two other most highly compensated executive officers who received remuneration exceeding $100,000 during fiscal 2007 and 2006 (the "Named Executive Officers").

                                                    NON-EQUITY
                                                  INCENTIVE PLAN     ALL OTHER
                                         SALARY    COMPENSATION    COMPENSATION    TOTAL
NAME AND PRINCIPAL POSITION      YEAR     ($)           ($)             ($)         ($)
---------------------------      ----   -------   --------------   ------------   -------
William C. Ulland                2007   195,000       19,063          10,703      224,766
   Chairman, President
   and Chief Executive Officer   2006   180,000       22,370          10,119      212,489
Claude P. Piguet                 2007   119,000       12,708           6,585      138,293
   Executive Vice
   President                     2006   113,000       14,913           6,396      134,309
Jon Gerlach                      2007   110,000        6,354           5,818      122,172
   Chief Financial
   Officer and Vice President    2006   102,000        7,457           5,473      114,930
   Finance

     The Company has not entered into employment agreements with any of the Named Executive Officers. The amounts portrayed in the table above under "All Other Compensation" represent the Company's contribution to its salary deferral plan adopted under Section 401(k) of the Internal Revenue Code. The Company's executive officers are eligible to participate in our 401(k) contributory defined contribution plan. In any plan year, the Company will contribute to each participant 5% of the participant's compensation into the 401(k) plan. All of the Named Executive Officers participated in the 401(k) plan during fiscal 2007 and 2006 and received contributions.

     Amounts shown in the "Non-Equity Incentive Plan Compensation" column represent payments pursuant to the Company's bonus program for the applicable fiscal year. Under the program, executive officers were eligible to receive cash bonuses equal to a percentage of the year's bonus pool. The fiscal 2007 and fiscal 2006 bonus pools were set at 10% of the amount by which net income before income taxes (as adjusted for unusual items of income or expense) ("EBT") for the applicable fiscal year exceeded the EBT target for that fiscal year. For fiscal 2007 and fiscal 2006, Mr. Ulland was eligible to receive a bonus equal to 30% of the pool, and Mr. Piguet, the Company's Executive Vice President, was eligible to receive a bonus equal to 20% of the pool. Each of the Company's other executive officers was eligible to receive bonuses equal to 10% of the pool for each year. The Committee did not allocate 10% of the pool in either year.

     The Company did not make any grants of stock options to the Named Executive Officers during fiscal 2007 or fiscal 2006.

                            OUTSTANDING EQUITY AWARDS
                               AT FISCAL YEAR-END

     The purpose of the following table is to provide information concerning unexercised options and equity incentive plan awards outstanding as of the end of fiscal 2007 for each Named Executive Officer. All of these options are vested in full.

                                                    OPTION AWARDS
                    ----------------------------------------------------------------------------
                      NUMBER OF SECURITIES
                     UNDERLYING UNEXERCISED
       NAME         OPTIONS (#) EXERCISABLE   OPTION EXERCISE PRICE ($)   OPTION EXPIRATION DATE
-----------------   -----------------------   -------------------------   ----------------------
William C. Ulland            6,000                      $2.93                    4/24/2008
Claude P. Piguet             3,000                      $2.67                    4/24/2008
Jon Gerlach                 11,250                      $3.36                    8/5/2008

                      EQUITY COMPENSATION PLAN INFORMATION

     The following table sets forth information with respect to the Company's Common Stock that may be issued under its 1995 Stock Incentive Plan as of December 31, 2007. The 1995 Stock Incentive Plan is the only equity compensation plan of the Company in existence as of December 31, 2007 and has been approved by the Company's shareholders.

                                                                                             NUMBER OF SECURITIES REMAINING
                                NUMBER OF SECURITIES TO BE                                   AVAILABLE FOR FUTURE ISSUANCE
                                  ISSUED UPON EXERCISE OF      WEIGHTED-AVERAGE EXERCISE    UNDER EQUITY COMPENSATION PLANS
                                   OUTSTANDING OPTIONS,          PRICE OF OUTSTANDING       (EXCLUDING SECURITIES REFLECTED
        PLAN CATEGORY               WARRANTS AND RIGHTS      OPTIONS, WARRANTS AND RIGHTS             IN COLUMN 1)
        -------------           --------------------------   ----------------------------   -------------------------------
Equity compensation plans
   approved by shareholders               52,622                         $4.03                           56,173
Equity compensation plans not
   approved by shareholders                   --                            --                               --
                                          ------                         -----                           ------
Total                                     52,622                         $4.03                           56,173
                                          ======                         =====                           ======

                      EMPLOYMENT CONTRACTS; TERMINATION OF
                  EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

     The Company does not have any employment agreements with any members of its executive management team, but has entered into confidentiality and non-competition agreements with such persons. These agreements generally provide that the executive will not solicit any other employee of the Company to leave the Company during the executive's employment with the Company and for two years following such employment, will not compete with the Company during the executive's employment and for one year thereafter, and will protect the proprietary information of the Company during and following such executive's employment.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires that the Company's directors, executive officers and persons who own more than ten percent of the Company's Common Stock file initial reports of ownership of the Company's Common Stock and changes in such ownership with the Securities and Exchange Commission. To the Company's knowledge based solely on a review of copies of forms submitted to the Company during and with respect to fiscal 2007 and on written representations from the Company's directors and executive officers, all required reports were filed on a timely basis during fiscal 2007 except for the following reports and transactions: (1) Rondi Erickson failed to timely file one report covering two transactions and
(2) Charles H. Anderson failed to timely file one report covering one transaction.

                               ADDITIONAL MATTERS

     The Annual Report of the Company for the year ended December 31, 2007, including financial statements, is being mailed with this Proxy Statement.

     Shareholder proposals intended to be presented at the 2009 Annual Meeting of Shareholders must be received by the Company at its principal executive office no later than November 20, 2008 for inclusion in the Proxy Statement for that meeting. Any other shareholder proposal must be received by the Company at its principal executive office no later than January 31, 2009 in order to be presented at the 2009 Annual Meeting of Shareholders.

     As of the date of this Proxy Statement, management knows of no matters that will be presented for determination at the meeting other than those referred to herein. If any other matters properly come before the Annual Meeting calling for a vote of shareholders, it is intended that the shares of Common Stock represented by the proxies solicited by the Board of Directors will be voted by the persons named therein in accordance with their best judgment.

                                        By Order of the Board of Directors,

                                        /s/ Jon Gerlach
                                        -----------------------------------
                                        Jon Gerlach
                                        Secretary

Dated: March 20, 2008

                                                                       EXHIBIT A

                               IKONICS CORPORATION

                          NOMINATING COMMITTEE CHARTER

PURPOSE

The purposes of the Nominating Committee (the "Committee") of the board of directors (the "Board") of IKONICS Corporation (the "Company") are to:

-    identify individuals qualified to become Board members, and

- approve director-nominees to be considered for election by shareholders and for election by the Board to fill any vacancy or newly created directorship.

ORGANIZATION AND COMMITTEE MEMBERSHIP

The Committee will be composed of at least two directors, all of whom satisfy the definition of "independent" under the listing standards of the Nasdaq Stock Market. The Committee members will be appointed by the Board and may be removed by the Board in its discretion. The Board will designate one member of the Committee to serve as chairperson of the Committee. The Chairperson shall preside over the Committee. The Committee has the authority to delegate any of its responsibilities to subcommittees as the Committee may deem appropriate, provided the subcommittees are composed entirely of independent directors.

MEETINGS

The Committee shall meet as often as its members deem necessary to perform the Committee's responsibilities.

COMMITTEE AUTHORITY AND RESPONSIBILITIES REGARDING NOMINATIONS

The Committee has the authority, to the extent it deems necessary or appropriate, to retain a search firm to be used to identify director candidates. The Committee has sole authority to retain and terminate any such search firm, including sole authority to approve the firm's fees and other retention terms. The Committee also has authority, to the extent it deems necessary or appropriate, to retain other advisors. The Company will provide for appropriate funding, as determined by the Committee, for payment of compensation to any search firm or other advisors employed by the Committee.

The Committee will make regular reports to the Board and will propose any necessary action to the Board.

The Committee, to the extent it deems necessary or appropriate, will:

-    identify individuals qualified to become members of the Board;

- establish procedures for shareholders to submit potential candidates for election to the Board;

- review and evaluate potential candidates for election to the Board, including incumbent directors and director candidates properly submitted by shareholders, and comply with any requirements of the Securities and Exchange Commission to consider such candidates;

- nominate the director nominees to be considered for election by shareholders and for election by the Board to fill any vacancy or newly created directorship;

- make recommendations to the Board regarding the size and composition of the Board and develop and recommend to the Board criteria (such as, independence, experience relevant to the needs of the Company, leadership qualities, diversity and ability to represent the shareholders) for the selection of individuals to be considered as candidates for election to the Board;

- review and reassess the adequacy of the Nominating Committee Charter annually and recommend any proposed changes to the Board of Directors for approval;

- undertake such other responsibilities as may be delegated by the Board to the Committee from time to time in accordance with applicable law; and

- take any and all other actions as may be required by the federal securities laws or other applicable laws or regulations regarding the nomination of directors.

                               IKONICS CORPORATION

                         ANNUAL MEETING OF SHAREHOLDERS

                            THURSDAY, APRIL 24, 2008
                              1:00 P.M., LOCAL TIME

                              THE KITCHI GAMMI CLUB
                             831 E. SUPERIOR STREET
                                DULUTH, MINNESOTA

IKONICS CORPORATION
4832 GRAND AVENUE, DULUTH, MN 55807

                                                                           PROXY
--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON APRIL 24, 2008.

The shares of stock you hold in your account will be voted as you specify on the reverse side.

IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" ITEM 1.

By signing the proxy, you revoke all prior proxies and appoint William C. Ulland and Jon Gerlach, and each of them, with full power of substitution, to vote your shares on the matter shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

                      See reverse for voting instructions.

HOW TO VOTE YOUR PROXY

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to IKONICS Corporation, c/o Shareowner ServicesSM, P.O. Box 64873, St. Paul, MN 55164-0873.

                               Please detach here

              THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 1.

1. Election of directors:   01 Charles H. Andresen   [ ] Vote FOR
                            02 David O. Harris       all nominees
                            03 Gerald W. Simonson    (except as marked)
                            04 William C. Ulland
                            05 Rondi C. Erickson     [ ] Vote WITHHELD
                            06 H. Leigh Severance    from all nominees

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE, WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.) [ ]

2. In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting, or adjournments or postponements thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change? Mark Box [ ] Indicate changes below:

                                        Date                              , 2008
                                             -----------------------------


                                        ----------------------------------------
                                        Signature(s) in Box

                                        (If there are co-owners, each must
                                        sign.) Please sign exactly as your
                                        name(s) appear on Proxy. If held in
                                        joint tenancy, all persons must sign.
                                        Trustees, administrators, etc., should
                                        include title and authority.
                                        Corporations should provide full name of corporation and title of authorized officer signing the proxy.